UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2020

CENTRAL FEDERAL CORPORATION.

(Exact name of registrant as specified in its charter)

Delaware	0-25045	34-1877137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

7000 N. High Street, Worthington, Ohio	43085	(614) 334-7979
(Address of principal executive offices)	(Zip Code)	(Registrant’s Telephone Number)

(former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CFBK	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On July 28, 2020, CF Bankshares Inc., formerly known as Central Federal Corporation (the “Company”), issued a press release announcing financial results for the second quarter ended June 30, 2020.  A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed with the Delaware Secretary of State a Certificate of Amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Amendment”), to change the Company’s name from “Central Federal Corporation” to “CF Bankshares Inc.” (the “Name Change”) effective as of July 27, 2020. The Board of Directors of the Company approved the Name Change, pursuant to Section 242 of the General Corporation Law of the State of Delaware, at a meeting held on June 24, 2020. Other than the Name Change, there were no other amendments to the Company’s Certificate of Incorporation, as amended. The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Company’s common stock will continue trading on the NASDAQ Capital Market under the symbol “CFBK.” The new CUSIP number for the Company’s common stock is 12520L109.

Item 8.01.  Other Events.

On July 27, 2020, the Company issued a press release announcing the Name Change. A copy of this press release is included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

3.1Certificate of Amendment to Certificate of Incorporation of the Company filed with the Delaware Secretary of State effective as of July 27, 2020.

99.1Press Release issued by the Company on July 28, 2020, announcing financial results for the second quarter ended June 30, 2020.

99.2Press Release issued by the Company on July 27, 2020, announcing the Company’s name change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Federal Corporation.

Date: July 28, 2020	By:	/s/ Timothy T. O’Dell
Timothy T. O’Dell
President and Chief Executive Officer